UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                        Date of Report: January 16, 2001



                              THE DIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




     DELAWARE                                            51-0374887
(State  or  Other  Jurisdiction  of                      (I.R.S.  Employer
Incorporation  or  Organization)                         Identification  No.)


15501  NORTH  DIAL  BOULEVARD
       SCOTTSDALE,  ARIZONA                              85260-1619
(Address  of  Principal  Executive  Offices)             (Zip  Code)


Registrant's  Telephone  Number,  Including  Area  Code  (480)  754-3425

ITEM  7.  EXHIBITS.
   (e)  Exhibits
        (99)  Press  Release  of  the  Company  dated  January  16,  2001.

ITEM  9.  REGULATION  FD  DISCLOSURE.

On January 16, 2001, Dial issued a press release relating to the earnings release conference call to be held on Wednesday, January 24, 2001, a copy of which is filed herewith as Exhibit 99.


SIGNATUREPursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE  DIAL  CORPORATION
January  16,  2001



/s/  Conrad  A.  Conrad
     Senior  Vice  President  and  Chief  Financial  Officer







                                                                      EXHIBIT 99

             THE  DIAL  CORPORATION  CONFERENCE  CALL  TO  REVIEW
              FOURTH  QUARTER  2000  RESULTS  WILL  BE  HELD  ON
               WEDNESDAY,  JANUARY  24,  2001,  AT  12  NOON  ET

The Dial Corporation (NYSE: DL) will host a one-hour conference call to discuss reported results for the fourth quarter of 2000 at 12 noon ET on Wednesday, January 24, 2001. Results will be released earlier in the day. To participate in the call, please dial (952) 556-2807 five to ten minutes prior to the scheduled start time.

Participating  in  the  call  will  be:

          Herb  Baum,  Chairman  and  CEO
          Rad  Conrad,  Senior  Vice  President  and  CFO
          Stephen  Blum,  Vice  President-Investor  Relations

Date:  Wednesday,              January  24,  2001
Time:                          12  noon  ET
Dial-in:                       (952)  556-2807

REPLAY  INFORMATION
-------------------
If you are unable to participate in the conference call, a replay will be available starting at 2 p.m. ET on Wednesday, January 24, until 12 midnight ET on Wednesday, January 31, 2001. To access the replay, please dial (703) 326-3020 and enter Code 4896819.

Webcast  Information
--------------------
A Webcast of the presentation is open to the general public and is available by accessing http://investor.info.dialcorp.com.
                                        ###